                                  EXHIBIT 99.2
                                  ------------

                        RAM OPTICAL INSTRUMENTATION INC.
                         CONDENSED STATEMENT OF INCOME
                                  (UNAUDITED)


     (In thousands)                                                Nine Months
                                                                 Ended December 31,
                                                                -------------------
                                                                 1994          1993
                                                                ------        ------
     Net sales                                                  $6,003        $6,682
     Cost of sales                                               3,039         3,461
                                                                ------        ------
     Gross profit                                                2,964         3,221
     Selling, general and administrative expense                 2,269         2,391
     Research and development expense                              489           293
                                                                ------        ------
     Income from operations                                        206           537
     Interest expense                                              (20)          (13)
     Other expense, net                                            (20)           (4)
                                                                ------        ------
     Income before income taxes                                    166           520
     Income tax provision                                           57           209
                                                                ------        ------
     Net income                                                 $  109        $  311
                                                                ------        ------

                            See accompanying notes.

                        RAM OPTICAL INSTRUMENTATION INC.
                            CONDENSED BALANCE SHEET
                                  (UNAUDITED)


(In thousands)
                                                            December 31,      March 31
                                                               1994             1994
                                                            ------------      --------
ASSETS
Current assets:
 Cash and cash equivalents                                     $    4          $  106
 Customer receivables, net                                      1,600           1,262
 Inventories                                                    1,226           1,211
 Other current assets                                              21             132
                                                               ------          ------

  Total current assets                                          2,851           2,711
Property, plant and equipment, at cost, net                       312             325
Other assets                                                       29              41
                                                               ------          ------

                                                               $3,192          $3,077
                                                               ======          ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                              $  297          $  153
 Accrued payroll and related expenses                             486             804
 Taxes based on income                                            (24)             --
 Short-term borrowings                                            249              --
 Other accrued liabilities                                         80             125
                                                               ------          ------

  Total current liabilities                                     1,088           1,082
Deferred income taxes                                              15              15
                                                               ------          ------

  Total liabilities                                             1,103           1,097
                                                               ------          ------
Stockholders' equity:
 Common stock, no par value, 1,000,000 authorized,
  60,000 issued and outstanding                                   160             160
 Retained earnings                                              1,929           1,820
                                                               ------          ------

Total stockholders' equity                                      2,089           1,980
                                                               ------          ------
                                                               $3,192          $3,077
                                                               ======          ======

                            See accompanying notes.

                        RAM OPTICAL INSTRUMENTATION INC.
                       CONDENSED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

(In thousands)                                                          Nine Months
                                                                     Ended December 31,
                                                                     -----------------
                                                                     1994          1993
                                                                     ----          ----
     OPERATING ACTIVITIES:
       Net income                                                    $ 109        $ 311
       Adjustments to reconcile net income to net cash
        (used in) provided by operating activities:
         Depreciation and amortization                                  59           52
       Changes in operating assets and liabilities:
        (Increase) decrease in receivables                            (338)         103
        Increase in inventories                                        (15)        (227)
        Decrease in other current assets                               111            3
        Decrease in other assets                                        12           --
        Increase (decrease) in accounts payable and
         other accrued expenses                                       (201)        (262)
        Increase (decrease) in accrued income taxes                    (24)         (52)
                                                                     -----        -----
     Net cash provided by operating activities                        (287)         (72)
                                                                     -----        -----

     INVESTING ACTIVITIES:
        Purchases of property, plant and equipment (net)               (46)         (72)
        Purchases of marketable securities                              --          (76)
                                                                     -----        -----
     Net cash used in investing activities                             (46)        (148)
                                                                     -----        -----

     FINANCING ACTIVITIES:
        Increase in short-term borrowings (net)                        249           --
        Cash dividends paid                                            (18)         (24)
                                                                     -----        -----
     Net cash provided by financing activities                         231          (24)
                                                                     -----        -----

     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             (102)        (244)
     Cash and cash equivalents at beginning of period                  106          287
                                                                     -----        -----
     CASH AND CASH EQUIVALENTS AT END OF PERIOD                      $   4        $  43
                                                                     =====        =====


                            See accompanying notes.

                       RAM OPTICAL INSTRUMENTATION,  INC.
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1994
                                  (UNAUDITED)


     1. INTERIM REPORTING

     GENERAL

     The accompanying unaudited financial statements present the accounts of the RAM Optical Instrumentation, Inc. (ROI).

     In the opinion of management, all adjustments necessary for a fair presentation of the information in the unaudited condensed financial statements have been made and consist of only normal recurring accruals. Although the Company believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and footnote information normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to rules and regulations of the Securities and Exchange Commission, and consequently, these statements should be read in conjunction with ROI's audited financial statements and notes thereto, for the year ended March 31, 1994, presented herein on Exhibit 99.1.

     2.  CUSTOMER RECEIVABLES

     Customer receivables aggregated $1,600,000 and 1,262,000 at December 31, 1994 and March 31, 1994, respectively. Bad debts are charged to operations in the year in which the account is determined uncollectible. If the reserve method of accounting for uncollectible accounts were used, it would not have a material effect on the financial statements. Receivables from customers are generally unsecured.

     3. INVENTORIES

     Inventories are stated at cost, determined using the first-in, first-out
     (FIFO) basis, and do not exceed net realizable value.

             Inventory consists of the following at December 31, 1994 (in thousands):

             Materials                                   $1,221
             Work-in-process                                  5
                                                         ------
                                                         $1,226
                                                         ======